UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 10, 2004

____________________

GLOBAL INDUSTRIES, LTD.

(Exact name of registrant as specified in its charter)
Louisiana (State or other jurisdiction of incorporation or organization)	2-56600 (Commission File Number)	72-1212563 (I.R.S. Employer Identification No.)

8000 Global Drive		70665
P.O. Box 442, Sulphur, LA (Address of principal executive offices)		70664-0442 (Zip code)

Registrant's telephone number, including area code: (337) 583-5000

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 10, 2004, Global Industries, Ltd. issued a press release announcing the fourth quarter and year ended earnings release and conference call, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c)  EXHIBITS.

99.1-Press Release dated February 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.

                                                By: /s/ TIMOTHY W. MICIOTTO

                                                                                    ___________________________________

                                                                                    Timothy W. Miciotto

                                                                                    Senior Vice President/ Chief Financial Officer

Dated: February 10, 2004

EXHIBIT INDEX

            EXHIBIT

            NUMBER                  EXHIBIT DESCRIPTION

            99.1                            Press Release dated February 10, 2004

EXHIBIT 99.1

[GLOBAL INDUSTRIES, LTD. LOGO]

FOR IMMEDIATE RELEASE

PRESS RELEASE CONTACT: WILLIAM J. DORE', JR.

Carlyss, Louisiana, (February 10, 2004) Global Industries, Ltd. (NASDAQ: GLBL) reported a net loss of $55.4 million, or $0.55 per share for the quarter ended December 31, 2003, compared to a net loss of $39.8 million, or $0.40 per share for the same period last year. The net loss for the year ended December 31, 2003 was $68.3 million, or $0.68 per share, compared to a net loss of $29.4 million, or $0.30 per share for the year ended December 31, 2002. Earnings for the fourth quarter were negatively impacted by a $33.5 million provision (pre-tax) related to an adverse ruling in the long-standing litigation between Global and Groupe GTM (now Vinci). This litigation related to the termination of the 1999 Share Purchase Agreement pursuant to which Global was to have acquired ETPM, S.A., a subsidiary of Groupe GTM.

Revenues for the quarter ended December 31, 2003 decreased $39.6 million, or 38%, to $63.5 million from $103.1 million for the quarter ended December 31, 2002. Revenues for the year ended December 31, 2003 decreased $5.3 million, or 1%, to $488.7 million from $494.0 million for the year ended December 31, 2002.

William J. Doré, Global's Chairman and Chief Executive Officer, stated, "Our results for the quarter were marred by the adverse judgment in the Global/GTM litigation. We are currently appealing this verdict in the Cour d'appel de Paris (Paris Court of Appeals). Also, earnings were negatively impacted by inclement weather conditions affecting our Gulf of Mexico operations and productivity losses on one of our West Africa Division projects. During the fourth quarter we booked $87.8 million in new work resulting in a backlog of $96.2 million at quarter-end compared to a backlog of $275.7 million at the end of the same period last year. Although backlog is lower than the same period last year, we have been experiencing a marked increase in bidding activity for near-term and long-term projects and we are expecting a much improved 2004. "

The Company has conformed its segment reporting to changes in its operating management structure and existing business lines that became effective January 1, 2003. The Company's new reportable segments include two divisions, Offshore Construction Division and Global Divers & Marine Contractors, each with five reportable segments. The Global Divers & Marine Contractors Division includes all diving and marine support services worldwide and Gulf of Mexico shallow water pipelay.

A conference call will be held at 9:00 a.m. Central Standard Time on Wednesday, February 11, 2004. Anyone wishing to listen to the conference call may dial (877) 777-1967 or (651) 224-7558 and ask for the Global Industries Fourth Quarter Earnings call. Phone lines will open fifteen minutes prior to the start of the call. The call will also be webcast in real-time on the Company's website at www.globalind.com, under "Investor Relations," where it will also be archived for anytime reference until February 26, 2004.

All individuals listening to the conference call or the replay are reminded that all conference call material is copyrighted by Global and cannot be recorded or rebroadcast without Global's express written consent.

Global Industries provides pipeline construction, platform installation and removal, diving services, and other marine support to the oil and gas industry in the Gulf of Mexico, West Africa, Asia Pacific, Middle East/India, South America, and Mexico's Bay of Campeche. The Company's shares are traded on the NASDAQ National Market System under the symbol "GLBL."

This press release may contain forward-looking information based on current information and expectations of the Company that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially are: industry conditions, prices of crude oil and natural gas, the Company's ability to obtain and the timing of new projects, changes in competitive factors and the Company's ability to complete projects within its estimates. Additional factors are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual outcomes could vary materially from those indicated.

	Set forth below are the Company's results of operations and selected balance sheet amounts for the periods indicated
	(In thousands, except shares and per share amounts)
	Three Months Ended	Three Months Ended
Results of Operations	December 31, 2003	December 31, 2002
Revenues	$ 63,467	$ 103,104
Gross (loss) profit	(14,084)	6,369
Losses on asset disposal and impairment	--	45,817
Provision for GTM Litigation	33,500	--
Net (gains) losses on asset disposal	1,155	(3,208)
Selling, general, and administrative expenses	9,943	11,012
Operating loss	$ (58,682)	$ (47,252)
Interest expense	2,535	3,269
Other expense (income)	(415)	(250)
Loss before income taxes	(60,802)	(50,271)
Income taxes (benefit)	(5,431)	(10,458)
Net loss	$ (55,371)	$ (39,813)
Average shares
Basic	100,884,000	100,254,000
Diluted	100,884,000	100,254,000
Net loss per share
Basic	$ (0.55)	$ (0.40)
Diluted	(0.55)	(0.40)
Other data
Depreciation and amortization	$ 11,282	$ 13,216
Deferred income taxes (benefit)	(6,516)	(11,605)
Backlog at December 31, 2003 and 2002	96,177	275,713

	Set forth below are the Company's results of operations for the periods indicated
	(In thousands)
	Three Months Ended	Three Months Ended
Reportable Segments	December 31, 2003	December 31, 2002
Total Segment Revenues
Offshore Construction Division
Gulf of Mexico	$ 18,839	$ 16,853
West Africa	10,169	26,297
Latin America	6,836	13,108
Asia Pacific	7,142	16,123
Middle East	(1,295)	648
Subtotal	41,691	73,029
Global Divers and Marine Contractors
Gulf of Mexico	17,199	25,287
West Africa	1,630	1,493
Latin America	1,093	1,857
Asia Pacific	4,556	8,936
Middle East	4,170	4,454
Subtotal	28,648	42,027
Total	70,339	115,056

Intersegment elimination	(6,872)	(11,952)
Total segment revenues from external customers	$ 63,467	$ 103,104

Income (loss) before income taxes
Offshore Construction Division
Gulf of Mexico	$ (5,739)	$ (15,351)
West Africa	(6,031)	(277)
Latin America	(2,774)	(6,135)
Asia Pacific	(4,178)	(3,086)
Middle East	(3,522)	(300)
Subtotal	(22,244)	(25,149)
Global Divers and Marine Contractors
Gulf of Mexico	(1,745)	686
West Africa	337	576
Latin America	174	573
Asia Pacific	(2,626)	(20,064)
Middle East	129	(6,982)
Subtotal	(3,731)	(25,211)
Other	(34,827)*	89
Total	$ (60,802)	$ (50,271)

* includes a $33.5 million provision (pre-tax) related to the adverse ruling in the Global and Groupe GTM litigation.

	Set forth below are the Company's results of operations and selected balance sheet amounts for the periods indicated
	(In thousands, except shares and per share amounts)
	Twelve Months Ended	Twelve Months Ended
Results of Operations	December 31, 2003	December 31, 2002
Revenues	$ 488,719	$ 494,010
Gross profit	9,751	63,478
Losses on asset disposal and impairment	--	45,817
Provision for GTM Litigation	33,500	--
Net (gains) losses on asset disposal	(5,674)	(4,041)
Selling, general, and administrative expenses	39,487	39,452
Operating loss	$ (57,562)	$ (17,750)
Interest expense	10,775	14,673
Other expense (income)	(354)	1,764
Loss before income taxes	(67,983)	(34,187)
Income taxes (benefit)	346	(4,824)
Net loss	$ (68,329)	$ (29,363)
Average shares
Basic	100,743,000	99,511,000
Diluted	100,743,000	99,511,000
Net loss per share
Basic	$ (0.68)	$ (0.30)
Diluted	(0.68)	(0.30)
Other data
Depreciation and amortization	$ 54,361	$ 58,340
Deferred income taxes (benefit)	(7,194)	(9,525)

Selected Balance Sheet Amounts	December 31, 2003	December 31, 2002
Cash	$ 15,628	$ 28,204
Working capital	37,321	75,060
Total assets	620,831	701,644
Debt	123,728	126,657
Shareholders' equity	377,071	441,188

	Set forth below are the Company's results of operations for the periods indicated
	(In thousands)
	Twelve Months Ended	Twelve Months Ended
Reportable Segments	December 31, 2003	December 31, 2002
Total Segment Revenues
Offshore Construction Division
Gulf of Mexico	$ 112,253	$ 59,613
West Africa	100,039	83,395
Latin America	19,046	169,060
Asia Pacific	80,010	67,273
Middle East	72,842	1,667
Subtotal	384,190	381,008
Global Divers and Marine Contractors
Gulf of Mexico	80,375	88,624
West Africa	8,602	4,019
Latin America	1,303	15,019
Asia Pacific	26,534	44,838
Middle East	14,732	9,617
Subtotal	131,546	162,117
Total	515,736	543,125

Intersegment elimination	(27,017)	(49,115)
Total segment revenues from external customers	$ 488,719	$ 494,010

Income (loss) before income taxes
Offshore Construction Division
Gulf of Mexico	$ (1,525)	$ (22,933)
West Africa	(26,405)	(5,102)
Latin America	(16,720)	9,772
Asia Pacific	1,129	(1,270)
Middle East	2,645	(1,482)
Subtotal	(40,876)	(21,015)
Global Divers and Marine Contractors
Gulf of Mexico	4,697	3,968
West Africa	1,906	1,758
Latin America	(337)	6,925
Asia Pacific	(1,957)	(17,453)
Middle East	2,815	(8,741)
Subtotal	7,124	(13,543)
Other	(34,231)*	371
Total	$ (67,983)	$ (34,187)

* includes a $33.5 million provision (pre-tax) related to the adverse ruling in the Global and Groupe GTM litigation.

Fiscal Year 2002 Losses on Asset Disposal and Impairment by Segment:
Offshore Construction Division
Gulf of Mexico	$ 10,246
West Africa	--
Latin America	1,377
Asia Pacific	2,068
Middle East	--
Subtotal	13,691
Global Divers and Marine Contractors
Gulf of Mexico	6,246
West Africa	--
Latin America	--
Asia Pacific	19,063
Middle East	6,817
Subtotal	32,126
Other	--
Total	$ 45,817